UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): April 29, 2005

ASSURANCEAMERICA CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

RiverEdge One
Suite 600
5500 Interstate North Parkway
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
       (770) 933-8911
(Registrant’s telephone number, including area code)

N/A

(Former Name if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On May 2, 2005, the registrant issued a press release reporting certain financial results for the quarter ending March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

     On April 29, 2005, the Company sent a letter to shareholders and others describing certain results of the business for the month of March 2005. A copy of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2005, issued by Registrant
99.2	Letter date April 29, 2005, issued by Registrant

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANCEAMERICA CORPORATION
Date: May 3, 2005	/s/ Renee A. Pinczes
Renee A. Pinczes
Senior Vice President and Chief Financial Officer